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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)            August  31, 2001
                                           -------------------------------------
                             American Skiing Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)
    Delaware                             I-13057              04-3373730
----------------------------  --------------------------    --------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
   of incorporation)                                      Identification Number)

     P.O. Box 450, Bethel, Maine                             04217
------------------------------------------------------    --------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including are code  (207) 824-8100
                                                   -----------------------------

--------------------------------------------------------------------------------

Item 5.  Other Events

     As disclosed in the attached press release which is filed as Exhibit 99.1 to this Current Report on Form 8-K, the Registrant announced that it had closed the isuance of $12.5 million of its 11.3025% Convertible Subordinated Notes due 2007, $40 million of its Series C-1 Convertible Participating Preferred Stock and $138 million of its Series C-2 Preferred Stock to Oak Hill Capital Partners, L.P. and its affiliates.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

Item 7.  Financial Statements and Exhibits

A.     N/A
B.     N/A
C.     Exhibits

3.1  Amended and Restated Bylaws of American Skiing Company

3.2 Certificate of Designation of 12% Series C-1 Convertible Participating Preferred Stock of American Skiing Company.

3.3 Certificate of Designation of 15% Series C-2 Preferred Stock of American Skiing Company.

3.4 Certificate of Designation of Series D Participating Preferred Stock of American Skiing Company.

4.1 Indenture dated as of August 31, 2001 by and among American Skiing Company, as Issuer and Oak Hill Capital Partners, L.P. as Trustee with respect to American Skiing Company's 11.3025% Convertible Subordinated Notes due 2007.

4.2 Form of Convertible Subordinate Note due 2007 (Incorporated by reference to the Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K).

4.3 Registration Rights Agreement dated as of August 31, 2001 by and among American Skiing Company, Oak Hill Capital Partners, L.P. and the other entities identified in Annex A attached thereto.

4.4 Termination Agreement dated as of August 22, 2001 by and among American Skiing Company, American Skiing Company Resort Properties and Oak Hill Capital Partners, L.P., related to the termination of Oak Hill Capital Partners, L.P.'s right to receive warrants to purchase 6 million shares of the Registrant's common stock.

10.1 Amendment No. 1 to Securities Purchase Agreement, dated as of August 23, 2001 with respect to the Securities Purchase Agreement dated as of July 15, 2001 among American Skiing Company, Oak Hill Capital Partners, L.P. Oak Hill Capital Management Partners, L.P., Oak Hill Securities Fund, L.P. Oak Hill Securities Fund II, L.P. and OHCP Ski, L.P.

99.1 Press release of American Skiing Company dated September 4, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN SKIING COMPANY

Date:    September 4, 2001                    /s/ William J. Fair
                                    --------------------------------------------
                                        Name:    William J. Fair
                                        Title:   President and Chief Executive
                                                 Officer

Date:    September 4, 2001                   /s/ Mark J. Miller
                                    --------------------------------------------
                                        Name:    Mark J. Miller
                                        Title:   Senior Vice President
                                                 Chief Financial Officer